Note 8 - Debt (Details) - Current and Long-Term Debt (USD $) In Thousands, unless otherwise specified	Mar. 31, 2014	Dec. 31, 2013
Note 8 - Debt (Details) - Current and Long-Term Debt [Line Items]
First lien secured credit facility, due 2020, interest at the greater of 4.00% or LIBOR plus 3.00%, weighted average interest rate of 4.00% at March 31, 2014	$ 749,338	$ 751,225
Other	900	1,024
Total debt	750,238	752,249
Less: current portion debt	(7,911)	(7,958)
Total long-term debt	$ 742,327	$ 744,291